              FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT
                                    AGREEMENT

        THIS FIRST AMENDMENT TO FIRST AMENDED AND RESTATED CREDIT AGREEMENT, dated as of March 29, 2000 (this "First Amendment"), is made in respect of the First Amended and Restated Credit Agreement dated August 31, 1999 (as amended hereby, the "Credit Agreement"), among PXRE CORPORATION, a Delaware corporation with its principal offices in Edison, New Jersey (the "Borrower"), PXRE GROUP LTD., a Bermuda corporation ("PXRE Group"), and PXRE (BARBADOS) LTD., a Barbados corporation ("PXRE Barbados," and collectively with PXRE Group, the "Guarantors"), the banks and financial institutions listed on the signature pages thereof or that become parties thereto after the date thereof (collectively the "Lenders"), and FIRST UNION NATIONAL BANK, as agent for the Lenders (in such capacity, the "Agent"). Capitalized terms used but not defined herein shall have the meanings given to such terms in the Credit Agreement.

                                    RECITALS

        The Borrower and the Lenders agree to amend the definition in the Credit Agreement of "Available Dividend Amount."

                             STATEMENT OF AGREEMENT

        NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, for themselves and their successors and assigns, agree as follows:

                                   ARTICLE I

                         AMENDMENT TO CREDIT AGREEMENT

        1.1 Amendment to Section 1.1. The definition of "Available Dividend Amount" in Section 1.1 of the Credit Agreement shall be amended by deleting in its entirety the existing definition of "Available Dividend Amount" and substituting the following therefor:

        "Available Dividend Amount" shall mean, with respect to any Insurance Subsidiary for any period, the aggregate maximum amount of dividends that is permitted by the Insurance Regulatory Authority of its jurisdiction of domicile, under applicable Requirements of Law (without the necessity of any consent, approval or other action of such Insurance Regulatory Authority involving the granting of permission or the exercise of discretion by such Insurance Regulatory Authority), to be paid by such Insurance Subsidiary to the Borrower or another Subsidiary of the Borrower during such period (whether or not any such dividends are actually paid).

                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

        The Borrower and the Guarantors each certify and warrant to the Agent and the Lenders (PXRE Group making such representations and warranties as to itself and as to its Subsidiaries, the Borrower as to itself and its Subsidiaries and PXRE Barbados making such representations and warranties as to itself) that: (a) after giving effect to this First Amendment, each of the representations and warranties contained in Article IV of the Credit Agreement and in the other Credit Documents are true and correct in all material respects on the date hereof with the same effect as though made on the date hereof, both immediately before and after giving effect to this First Amendment (except to the extent any such representation or warranty is expressly stated to have been made as of a specific date, in which case such representation or warranty shall be true and correct as of such specified date), and (b) after giving effect to this First Amendment, no Default or Event of Default shall have occurred and be continuing on the date hereof.

                                  ARTICLE III

                                    GENERAL

        3.1 Full Force and Effect. Except as expressly amended hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof on the date hereof. As used in the Credit Agreement, "hereinafter," "hereto," "hereof," and words of similar import shall, unless the context otherwise requires, mean the Credit Agreement after amendment by this First Amendment. Any reference to the Credit Agreement or any of the other Credit Documents herein or in any such documents shall refer to the Credit Agreement and Credit Documents as amended hereby.

        3.2 Applicable Law. This First Amendment shall be governed by and construed in accordance with the internal laws and judicial decisions of the State of New York.

        3.3 Counterparts. This First Amendment may be executed in two or more counterparts, each of which shall constitute an original, but all of which when taken together shall constitute but one instrument.

        3.4 Headings. The headings of this First Amendment are for the purposes of reference only and shall not affect the construction of this First Amendment.

        3.5 Effectiveness. This First Amendment shall be deemed fully effective when executed by each of the parties hereto.

        IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be executed by their duly authorized officers all as of the day and year first above written.

                                         PXRE CORPORATION

                                         By:    JAMES F. DORE
                                                --------------------------------

                                         Name:  JAMES F. DORE
                                                --------------------------------

                                         Title: EXECUTIVE VICE PRESIDENT
                                                --------------------------------



                                         PXRE GROUP LTD.

                                         By:    JAMES F. DORE
                                                --------------------------------

                                         Name:  JAMES F. DORE
                                                --------------------------------

                                         Title: EXECUTIVE VICE PRESIDENT
                                                --------------------------------



                                         PXRE (BARBADOS) LTD.

                                         By:    GERALD L. RADKE
                                                --------------------------------

                                         Name:  GERALD L. RADKE
                                                --------------------------------

                                         Title: CHAIRMAN
                                                --------------------------------


                             (signatures continued)

                                         FIRST UNION NATIONAL BANK, as Agent
                                          and as a Lender

                                         By:    THOMAS L. STITCHBERRY
                                                --------------------------------

                                         Name:  THOMAS L. STITCHBERRY
                                                --------------------------------

                                         Title: SENIOR VICE PRESIDENT
                                                --------------------------------



                                         BANK ONE, NA (f/k/a TZ FIRST NATIONAL
                                         BANK OF CHICAGO)

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         FLEET NATIONAL BANK

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         CREDIT LYONNAIS NEW YORK BRANCH



                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------

                                         FIRST UNION NATIONAL BANK, as Agent
                                          and as a Lender

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         BANK ONE, NA (f/k/a TZ FIRST NATIONAL
                                         BANK OF CHICAGO)

                                         By:    TIMOTHY J. STAMBAUGH
                                                --------------------------------

                                         Name:  TIMOTHY J. STAMBAUGH
                                                --------------------------------

                                         Title: SENIOR VICE PRESIDENT
                                                --------------------------------



                                         FLEET NATIONAL BANK

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         CREDIT LYONNAIS NEW YORK BRANCH

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------

                                         FIRST UNION NATIONAL BANK, as Agent
                                          and as a Lender

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         BANK ONE, NA (f/k/a TZ FIRST NATIONAL
                                         BANK OF CHICAGO)

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         FLEET NATIONAL BANK

                                         By:    PAUL A. BLACK, JR.
                                                --------------------------------

                                         Name:  PAUL A. BLACK, JR.
                                                --------------------------------

                                         Title: VP
                                                --------------------------------



                                         CREDIT LYONNAIS NEW YORK BRANCH

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------

                                         FIRST UNION NATIONAL BANK, as Agent
                                          and as a Lender



                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         BANK ONE, NA (f/k/a TZ FIRST NATIONAL
                                         BANK OF CHICAGO)

                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         FLEET NATIONAL BANK



                                         By:
                                                --------------------------------

                                         Name:
                                                --------------------------------

                                         Title:
                                                --------------------------------



                                         CREDIT LYONNAIS NEW YORK BRANCH

                                         By:    PETER RASMUSSEN
                                                --------------------------------

                                         Name:  PETER RASMUSSEN
                                                --------------------------------

                                         Title: VICE PRESIDENT
                                                --------------------------------


                                       4